Exhibit 10.40

AMENDMENT TO
PARK PLACE ENTERTAINMENT CORPORATION
1998 STOCK INCENTIVE PLAN, AS AMENDED MAY 11, 2001

THIS AMENDMENT TO PARK PLACE ENTERTAINMENT CORPORATION 1998 STOCK INCENTIVE PLAN, AS AMENDED MAY 11, 2001, dated as of June 13, 2005, is made and adopted by Harrah’s Operating Company, Inc. (“Harrah’s Operating Company”), a Delaware corporation and a wholly owned subsidiary of Harrah’s Entertainment, Inc., a Delaware corporation.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, Harrah’s Operating Company previously entered into that certain Agreement and Plan of Merger, dated as of July 14, 2004 (the “Agreement”), pursuant to which Caesars Entertainment, Inc., a Delaware corporation (“Caesars”), upon the terms and subject to the conditions set forth in the Agreement, merged with and into Harrah’s Operating Company, with Harrah’s Operating Company as the surviving entity (the “Merger”);

WHEREAS, Caesars maintains the Park Place Entertainment Corporation 1998 Stock Incentive Plan, as amended May 11, 2001 (the “Plan”);

WHEREAS, pursuant to Section 8 of the Plan, the Board of Directors of the Corporation may at any time amend the Plan;

WHEREAS, Harrah’s Operating Company, as successor to Caesars, desires to amend the Plan as set forth herein; and

WHEREAS, this Amendment was adopted by the Special Plan Amendment Committee of Harrah’s Operating Company on June 13, 2005.

NOW, THEREFORE, in consideration of the foregoing, Harrah’s Operating Company hereby amends the Plan as follows, effective as of immediately after the consummation of the Merger:

1.                                       Section 1(k) of the Plan is hereby amended to delete the amount “$.01” appearing therein and to substitute the amount “$.10” therefor.

2.                                       Section 1(l) of the Plan is hereby amended and restated in its entirety as follows:

“(l)          ‘Corporation’ means Harrah’s Entertainment, Inc., a Delaware corporation.”

3.                                       The following new Section 1(cc) is hereby added to the Plan:

“(cc)       ‘Harrah’s Merger Agreement’ shall mean that certain Agreement and Plan of Merger, dated as of July 14, 2004, pursuant to which Caesars Entertainment, Inc., a Delaware corporation, merged with and into Harrah’s Operating Company, Inc., a Delaware corporation and a wholly owned subsidiary of the Corporation, with Harrah’s Operating Company, Inc. as the surviving entity.”

4.                                       The following new Section 1(dd) is hereby added to the Plan:

“(dd)       ‘Harrah’s Merger Effective Time’ shall mean the effective time of the merger (the “Merger”) pursuant to the Harrah’s Merger Agreement.”

5.                                       The first paragraph of Section 2 of the Plan is hereby amended and restated in its entirety as follows:

“The Plan shall be administered by the Human Resources Committee of the Board (the ‘Committee’); provided, however that the Human Resources Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to participants other than (i) senior executives of the Corporation who are subject to Section 16 of the Exchange Act or (ii) any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Corporation or any subsidiary who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.  The Committee shall consist of at least two individuals, each of whom qualifies as (i) a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board, and (ii) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder.  Reference to the Committee shall refer to the Board if the Human Resources Committee ceases to exist and the Board does not appoint a successor Committee.”

6.                                       Section 3 of the Plan is hereby amended as follows:

a.                                       The first sentence of Section 3 of the Plan is hereby amended to add the phrase “Prior to the Harrah’s Merger Effective Time,” to the beginning of the sentence.

b.                                      The following new paragraph is hereby added following the first paragraph of Section 3 of the Plan:

“Immediately after the Harrah’s Merger Effective Time, the number of shares of Common Stock reserved and available for grant under the Plan, the maximum number of shares of Common Stock covered by Awards granted to any participant in any calendar year, the maximum number of shares of Common Stock covered by Special Options granted to the CEO in the aggregate, and the maximum number of shares of Common Stock covered by Special Options granted to the Chairman in the aggregate shall be adjusted to reflect the Merger.”

c.             The following new sentence is hereby added to the end of the second paragraph of Section 3 of the Plan:

“Effective immediately after the Harrah’s Merger Effective Time, the outstanding Awards under this Plan shall be adjusted to reflect the Merger, as provided by the Harrah’s Merger Agreement.”

7.                                       The following new paragraph is hereby added to the end of Section 8 of the Plan:

“Effective immediately after the Harrah’s Merger Effective Time, the Special Plan Amendment Committee of Harrah’s Operating Company, Inc. shall have the power to amend this Plan as the Special Plan Amendment Committee deems necessary or desirable to facilitate the integration of Caesars Entertainment, Inc. with Harrah’s Operating Company, Inc. pursuant to the Merger.”

8.                                       This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

9.                                       All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

10.                                 The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Amendment was duly adopted by the Special Plan Amendment Committee of Harrah’s Operating Company, Inc. on June 13, 2005.

By:
Name:	Stephen H. Brammell
Title:	Senior Vice President, General Counsel and
Corporate Secretary